Exhibit 10.2

ASSIGNMENT WITHOUT RECOURSE

FOR GOOD AND VALUABLE CONSIDERATION this 30th day of July 2021, the receipt and sufficiency of which are acknowledged, MidCap Business Credit LLC, a Texas limited liability company with offices located at 433 South Main Street, West Hartford, Connecticut  (hereinafter "Lender") hereby assigns and transfers to Unilumin USA LLC, a Florida limited liability company with its principal place of business at 254 West 31st Street, New York, New York (the “Assignee”), all right, title and interest of Lender in, to and under all of the documents, instruments and agreements enumerated on Schedule 1 attached hereto and made a part hereof relating to certain loan arrangements by and between  Trans-Lux Corporation, a Delaware corporation ("Trans-Lux"), Fairplay Corporation, an Iowa corporation ("Fairplay", and together with Trans-Lux the "Borrower") and the Lender (the “Loans”).  The original of the Note (as defined in Schedule 1) is attached hereto.  Lender also agrees to execute an Allonge to Note in the form of Exhibit “A” attached hereto, and hereby authorizes the Assignee to file UCC-3 Assignments and PPSA filings in connection with any UCC filings and PPSA filings enumerated on Schedule 1, and further agrees that it will at Assignee’s request, execute any additional documents reasonably required by Assignee to consummate this Assignment consistent with the terms herein.

THE LENDER REPRESENTS AND WARRANTS THAT THE LOANS HAVE NOT BEEN PREVIOUSLY TRANSFERRED, PLEDGED OR ASSIGNED, AND THIS ASSIGNMENT IS MADE WITHOUT ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND WITHOUT RECOURSE TO LENDER IN ANY EVENT.  THE ASSIGNEE UNDERSTANDS THAT THE AFORESAID AGREEMENTS ARE PRESENTLY IN DEFAULT.  THIS ASSIGNMENT IS MADE EXPRESSLY SUBJECT TO AN INTERCREDITOR AGREEMENT DATED JUNE 1, 2020 BY AND BETWEEN LENDER AND CRAFTSMAN INDUSTRIES, INC., A COPY OF WHICH IS PROVIDED HEREWITH.

FURTHER, THE ASSIGNEE IS FULLY AWARE OF THE FINANCIAL CONDITION OF THE BORROWER, AS WELL AS THE CONDITION, LOCATION AND EXTENT OF THE COLLATERAL DESCRIBED IN THE AFORESAID SECURITY AGREEMENTS.  ASSIGNEE ACKNOWLEDGES THAT LENDER MAKES NO WARRANTY OR REPRESENTATION CONCERNING THE ACCURATENESS, COMPLETENESS OR CORRECTNESS OF ANY WRITTEN MATERIALS FURNISHED.  SAID MATERIALS HAVE BEEN PROVIDED AS AN ACCOMODATION ONLY, ASSIGNEE HAVING CONDUCTED ITS OWN INDEPENDENT INVESTIGATION AND DUE DILIGENCE.  ANY RELIANCE BY ASSIGNEE ON ANY INFORMATION SUPPLIED BY LENDER IS AT ASSIGNEE’S SOLE RISK AND WITHOUT ANY LIABILITY TO LENDER UNDER ANY CIRCUMSTANCES.

                                                                                    MIDCAP BUSINESS CREDIT LLC

                                                                                    By: __/s/ Steven A. Samson____________

                                                                                          Steven A. Samson, President

To induce Lender to make the within Assignment Without Recourse and in consideration of Lender's making said Assignment Without Recourse and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignee hereby agrees and covenants with Lender (i) to assume, perform and faithfully discharge all of Lender's obligations under the documents, instruments and agreements enumerated on Schedule 1 attached hereto and made a part hereof; and (ii) to indemnify and hold the Lender harmless from any and all liabilities in connection with the Loans.

                                                                        UNILUMIN USA LLC

                                                                        By:_/s/ Nicholas Fazio____________

ACKNOWLEDGED AND AGREED TO THIS 30th DAY OF July, 2021 by the undersigned Borrower who each hereby represent and warrant that it has no defenses, setoffs or counterclaims in connection with their obligations under the Loan and Security Agreement to Lender, including without limitation the Obligations owing under the Loan and Security Agreement and the Note, said Obligations and security interests under the Loan and Security Agreement being hereby ratified and confirmed.  To the extent any such defenses, setoffs, or counterclaims ever existed, they are hereby waived and the Lender is released, remised and forever discharged from any and all claims under or relating to the Loan and Security Agreement, the Note and the Loans now existing through the date hereof by each Borrower in consideration of the Lender’s agreements contained herein.  Each Borrower also hereby releases the Lender together with its officers, agents, counsel, successors or assigns, from any and all claims or causes of action that any Borrower may have against such parties under or relating to the Loan and Security Agreement, the Note and the Loans, whether known or unknown, contingent or otherwise, as of the date hereof.

                                                                        BORROWERS:

TRANS-LUX CORPORATION

FAIRPLAY CORPORATION

By: /s/ Todd Dupee

Name:     Todd Dupee

Title:       Senior Vice President and

               Chief Accounting Officer of each

               of the above Companies

ACKNOWLEDGED AND AGREED TO THIS __ DAY OF July, 2021 by the undersigned (the "Guarantors") each of whom hereby represents and warrants that it has no defenses, setoffs or counterclaims in connection with their obligations under the Loan and Security Agreement and their respective Guarantees each being dated September 16, 2019 guarantying the Borrower’s liabilities and obligations to Lender, including without limitation the Obligations owing under the Loan and Security Agreement and the Note, said Guarantees and said Obligations and security interests under the Loan and Security Agreement being hereby ratified and confirmed.  To the extent any such defenses, setoffs, or counterclaims in connection with its Guaranty ever existed, they are hereby waived and the Lender is released, remised and forever discharged from any and all claims under or relating to Guarantees, the Loan and Security Agreement, the Note and the Loans now existing through the date hereof by each of the Guarantors in consideration of the Lender’s agreements contained herein.  The Guarantors also hereby release the Lender together with its officers, agents, counsel, successors or assigns, from any and all claims or causes of action that any of the Guarantors may have against such parties under or relating to the Guarantees, the Loan and Security Agreement, the Note and the Loans, whether known or unknown, contingent or otherwise, as of the date hereof.

GUARANTORS:

TRANS-LUX CANADA LTD.

TRANS-LUX ENERGY CORPORATION

TRANS-LUX DISPLAY CORPORATION

TRANS-LUX INVESTMENT CORPORATION

By: /s/ Todd Dupee

Name:     Todd Dupee

Title:       Senior Vice President and

               Chief Accounting Officer of each

               of the above Companies

SCHEDULE 1

1.      Secured Revolving Time Note dated September 16, 2019 in the Maximum Principal Amount of $4,000,000.00 from Trans-Lux Corporation and Fairplay Corporation (the “Note”)

2.      Loan and Security Agreement (All Assets) dated September 16, 2019 by and between the Borrower, the Lender and Trans-Lux Canada Ltd., Trans-Lux Energy Corporation, Trans-Lux Display Corporation, and Trans-Lux Investment Corporation as Guarantors (the “Loan and Security Agreement”)

(a)                Modification Agreement 6/3/20

(b)               Second Modification Agreement and Waiver 12/16/20

(c)                Second Amendment to Loan and Security Agreement (All Assets)

(d)               Forbearance Agreement 5/31/21

3.      UCC-1 Financing Statements:

(a)                Trans-Lux Corporation - Secretary of State, DE– Filing No. 2019 6210384

(b)               Fairplay Corporation – Iowa Secretary of State Filing No. P19005819-5

(c)                Trans-Lux Canada Ltd. – Ontario PPSA Filing No. 249 05210

(d)               Trans-Lux Energy Corporation – Secretary of State, CT – Filing No. 0003328455

(e)                Trans-Lux Display Corporation - Secretary of State, DE– File No. 2019 6211028

(f)                Trans-Lux Investment Corporation - Secretary of State, DE– File No. 2019 6210731

4.      Trademark Security Agreements dated September 16, 2019 filed with United States Patent and Trademark Office

(a)                Trans-Lux Corporation – Filed September 18, 2019 Reel/Frame 6752/0471

(b)               Fairplay Corporation - Filed September 18, 2019 Reel/Frame 6752/0463

5.      Intercreditor Agreement with Craftsmen Industries, Inc. 6/1/2020

6.      Liquidating Contract and Covenant Not to Compete

(a)                Todd Dupee dated September 16, 2019

(b)               Nicholas Fazio dated June 4, 2020

7.      Landlord's Consent and Subordination of Lien

(a)                Penta Partners, LLC, 1700 Delaware Avenue, Des Moines, Iowa

(b)               Aviator 3 & 7, LLC, 6110 Aviator Drive, Hazelwood, Missouri

(c)                WeWork, 135 East 57th Street, 14th Floor, New York, New York

(d)               Erickson Family, L.C., 2570 106th Street, Suite D, Urbandale, Iowa

8.      Unlimited Guarantees dated September 16, 2019

(a)             Trans-Lux Canada Ltd.

(b)            Trans-Lux Energy Corporation

(c)             Trans-Lux Display Corporation

(d)            Trans-Lux Investment Corporation

“EXHIBIT A”

Allonge to Note

            This Allonge to Note is made this 30th day of July, 2021, to that Revolving Time Note in the Maximum Principal Amount of $4,000,000.00 dated September 16, 2019 by Trans-Lux Corporation and Fairplay Corporation payable to order of Midcap Business Credit LLC, a Texas limited liability company

            For value received, pay to the order of Unilumin USA LLC (the “Purchaser”), WITHOUT RECORSE AND WITHOUT ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED IN FACT OR BY LAW, subject to, and in accordance with the terms of the certain Assignment without Recourse by and between the undersigned and the Purchaser dated of even date, WITHOUT RECOURSE.

Witness:                                                       MIDCAP BUSIENSS CREDIT LLC

____________________________              By: __/s/ Steven A. Samson_________________

                                                                             Steven A. Samson, President